AMENDMENT NO. 2 AND WAIVER

                                       To

                                CREDIT AGREEMENT

     This AMENDMENT NO. 2 AND WAIVER dated as of November 10, 2005 (this "Amendment"), is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004 (as amended, the "Loan Agreement").

     B. The Borrower has requested that the Banks waive a default of Loan Agreement arising from the Borrower's violation of Section 9.10 of the Loan Agreement regarding Restricted Payments and agree to amend Section 9.10 to avoid any subsequent violation of such covenant caused by any further purchases by Borrower of its own stock.

     C. The Banks are agreeable to such waiver and the amendment on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendment of Loan Agreement.

          2.01 Section 9.10 of the Loan Agreement is hereby amended by deleting the number "$1,500,000" appearing in clause (i) thereof, and substituting the number "$10,000,000" therefore.

     Section 3. Waiver.

          3.01 Section 9.10 of the Loan Agreement prohibits the Borrower from repurchasing treasury stock in an aggregate amount of more than $1,500,000 from and after the date of the Loan Agreement, net amounts received by Borrower upon the sale of its capital stock, including capital stock which may be sold. As a result of its repurchase of treasury stock on or before November 7, Borrower had an aggregate net purchase of treasury stock of

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     approximately  $3,000,000,  thereby  violating  Section  9.10  of the  Loan
     Agreement.  The Required Banks hereby agree to waive  compliance  with such
     Section 9.10 of the Loan Agreement from the repurchase of treasury stock occurring on or before November 7, 2005 for the repurchase only and not for any future calculation of the aggregate amount of net repurchases. Notwithstanding anything to the contrary, the waiver provided herein shall apply only provided no other Default or Event of Default is continuing as of the date hereof.

          3.02 The waiver set forth herein is effective only in this one instance, and is not intended to waive compliance with such covenant for any future periods. Such waiver is limited precisely as written and is subject to the satisfaction of the terms and conditions stated below for the effectiveness of this Amendment.

         Section 4.  Acknowledgements, Confirmations and Consent.

          4.01 The Borrower and the Guarantors acknowledge and confirm that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          4.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the obligations, and remains in full force and effect in accordance with its terms.

     Section 5. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          5.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Loan Agreement.

          5.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, deliver and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any government authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

          5.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          5.04 This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or a Guarantor is a party has been duly executed and delivered by the

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
     Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 6. Miscellaneous.

          6.01 Except as specifically amended by this Amendment, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          6.02 THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

          6.03 The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other clause or provision in this Amendment in any jurisdiction.

          6.04 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

          6.05 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 7. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Banks and (ii) payment of the Agent's legal fees and expenses.





                            (signature pages follow)

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
     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks of the Agent have signed and delivered this Amendment as of the date first written above.

                           HAMPSHIRE GROUP, LIMITED

                           By: /s/ Charles W. Clayton
                           --------------------------------
                           Name: Charles W. Clayton
                           Title: Executive Vice President

                           HAMPSHIRE DESIGNERS, INC.


                           By: /s/ Charles W. Clayton
                           --------------------------------
                           Name: Charles W. Clayton
                           Title: Vice President

                           GLAMOURETTE FASHION MILLS, INC.

                           By: /s/ Charles W. Clayton
                           --------------------------------
                           Name: Charles W. Clayton
                           Title: Vice President

                           ITEM-EYES, INC.

                           By: /s/ Charles W. Clayton
                           --------------------------------
                           Name: Charles W. Clayton
                           Title: Vice President

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

                           HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank, as Letter of Credit Issuing Bank (for all Letters of Credit other than Existing Letters of Credit) and as Agent


                           By: /s/ Ignatius J. Marotta
                           ---------------------------------
                           Name: Ignatius J. Marotta
                           Title:   FVP


                           THE CIT GROUP/COMMERCIAL
                           SERVICES, INC., as a Bank

                           By: /s/ Georgia Tetteris
                           ---------------------------------
                           Name: Georgia Tetteris
                           Title:   VP

                           JPMORGAN CHASE BANK, as a Bank and as a Letter of Credit Issuing Bank (for the Existing Letter of Credit)

                           By: /s/ James A Knight
                           ----------------------------------
                           Name: James A. Knight
                           Title:   Vice President

                           ISRAEL DISCOUNT BANK OF NEW
                           YORK, as a Bank

                           By: /s/ David Acosta
                           -----------------------------------
                           Name:    David Acosta
                           Title:   Vice President

                           BANK OF AMERICA, N.A., as a Bank

                           By:      /s/ Joyce Y. Chan
                           ------------------------------------
                           Name:    Joyce Y. Chan
                           Title:   Vice President

                           WACHOVIA BANK, NATIONAL
                           ASSOCIATION, as a Bank

                           By: /s/ Tim Sechrest
                           ------------------------------------
                           Name:  Tim Sechrest
                           Title:   Vice President

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